UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

QS

INTERNATIONAL EQUITY FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS International Equity Fund for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2019

II	QS International Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. Under normal circumstances, the Fund intends to invest primarily (at least 65% of its total assets) in equity securities of issuers located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

We, at QS Investors, LLC (“QS Investors”), the Fund’s subadviser, use a quantitative process and seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by our proprietary models. We periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the Fund’s investment objective. The Fund’s portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest up to 35% of its total assets in securities of emerging market issuers. The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing its investment objective. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Outside the U.S., equity returns were negative across most regions and sectors for the twelve-month reporting period ended September 30, 2019. Of the major regions, only Continental Europe was in modestly positive territory, with the smaller resource-oriented region of Australia, New Zealand & Canada the best performing for the period.

The final quarter of 2018 was one of extreme market volatility, including a dip into bear market territory. Global equities across the board were affected by a risk-off sentiment that had not been seen since the global financial crisis. In December 2018, equity markets experienced their steepest monthly loss since February 2009, with losses pervasive across geography, sector, style and market cap. Early in December 2018, a truce in the trade war between the U.S. and China was announced, but investors seemed skeptical of a long-term solution. Late in the month, the European Central Bank (“ECB”)i announced its expectations of decelerating global economic growth in 2019, based on higher borrowing costs and the cumulative impact of a trade war between the U.S. and China – the world’s two largest economies by gross domestic product (“GDP”)ii. All major non-U.S. regions had double-digit negative returns for the quarter.

QS International Equity Fund 2019 Annual Report	1

Fund overview (cont’d)

All regions in the Fund’s unmanaged benchmark, the MSCI EAFE Indexiii, had positive returns in the first quarter of 2019, most in double digits, beginning with a rally in January 2019 and continuing for the rest of the quarter. Despite worries about China’s slowdown at 2018 year end, markets returned to a “risk-on” sentiment as central bank policies became increasingly accommodative, the U.S. experienced a positive earnings season and China manufacturing indicators returned to modest growth levels. Over the quarter, a rise in oil prices of 32% did little to stop the positive market environment.

The MSCI EAFE Index returned 3.7% in U.S. dollar terms during the second quarter of 2019. However, global equity markets were quite volatile. The risk-on/risk-off theme that had dominated financial markets over the past few years continued during the quarter, as most risky assets appreciated dramatically in April 2019 and June 2019 but exhibited dismal performance during May 2019. The shifts in investor sentiment were propelled by the perception of a number of risks, including an escalation in the U.S.-China trade tariff war, uncertainty around Brexit, an inversion of the yield curveiv in the U.S. and soft global growth. These risks overshadowed several sources of investor optimism, which included a pivot to accommodative monetary policies by major central banks, positive economic data and a post G-20v meeting “tariff freeze” agreement between the U.S. and China.

The MSCI EAFE Index was in negative territory during the third quarter of 2019, the final quarter of the reporting period; only Japan posted a positive return. Concerns regarding the softening of global economic growth, the previous inversion of the U.S. yield curve, trade-related tensions between the U.S. and China, frictions in the Middle East, and uncertainty around Brexit continued to rattle investors. Sixteen central banks lowered interest rates during this quarter, with two dozen more expected to slash rates in the fourth quarter. The World Trade Organization cut its global trade growth forecast for 2019 to the weakest level in a decade, warning that further rounds of tariffs in an environment of heightened uncertainty could spark a “destructive cycle of recrimination”.

Continental Europe was the best performing major region in the benchmark for the twelve-month reporting period, despite the fact that in the first quarter of 2019, economic indicators weakened across much of the Eurozone; the ECB cut its growth forecasts, cancelled an expected rate rise in 2019, and offered cheap rates to banks to boost growth. Continental Europe outperformed in the second calendar quarter of 2019 but underperformed in the final quarter of the reporting period, and in September 2019, the ECB voted to restart its quantitative easing program, pushing interest rates into deeper negative territory and further incentivizing bank lending.

Japanese equities lagged all other regions for much of the reporting period. Japan slightly underperformed the other large markets in the final quarter of 2018 as economic indicators softened and business sentiment declined, with optimism for the 2020 Olympics overshadowed by concern over an impending sales tax increase. Japanese manufacturing experienced the largest contraction in nearly three years in March of 2019 due to both domestic and export declines, particularly in sales to China and Taiwan. Nonetheless, in the

2	QS International Equity Fund 2019 Annual Report

final quarter of the reporting period, only Japanese equities were in positive territory; while exports fell due to a slowing global economy and the U.S.-China trade war, private spending continued to show strength ahead of a consumption tax increase scheduled for October 1, 2019.

The U.K. also underperformed the benchmark overall for the reporting period, with the uncertainty and fear around a no-deal Brexit impacting business activity and equity markets. In the first quarter of 2019, the deadline for Brexit was delayed after Parliament voted a third time against Prime Minister Theresa May’s negotiated deal. While employment levels remained high, new hiring and business sentiment continued to fall amid uncertainty about trade with Europe and other markets. The resignation of Theresa May in July 2019 and hawkish position of her successor, Boris Johnson, added to Brexit uncertainty. However, U.K. equity markets rallied in September 2019 as Parliament passed the Benn Act, a bill that reduces the probability of a no-deal Brexit by forcing the Prime Minister to seek a three-month extension in case no deal is reached by October 19, 2019.

Across the smaller regions, resource-based Australia, New Zealand & Canada outperformed the benchmark overall throughout the reporting period, in a period of industrial commodity strength, while developed Asia ex-Japan modestly underperformed.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended September 30, 2019, Class C shares of QS International Equity Fund, excluding sales charges, returned -5.60%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned -1.34% for the same period. The Lipper International Multi-Cap Core Funds Category Averagevi returned -2.92% over the same time frame.

QS International Equity Fund 2019 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of September 30, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
QS International Equity Fund:
Class A	-0.27%	-5.00%
Class A2	-0.34%	-5.15%
Class C	-0.54%	-5.60%
Class FI	-0.26%	-5.04%
Class R	-0.39%	-5.23%
Class I	-0.07%	-4.62%
Class IS	-0.07%	-4.57%
MSCI EAFE Index	2.57%	-1.34%
Lipper International Multi-Cap Core Funds Category Average	1.37%	-2.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance maybe higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.31%, 1.56%, 1.98%, 1.32%, 1.63%, 1.03% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

4	QS International Equity Fund 2019 Annual Report

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the U.K. was the leading contributor to performance for the reporting period, most notably selection in the Materials sector. Stock selection was also a strong contributor in the Japanese Telecommunications sector and the Continental European Information Technology and Real Estate sectors. At the security level, the primary contributor was Anglo American plc, a British multinational mining company, which announced in July 2019 a $1 billion share buyback after reporting its best half year results since 2011 on surging iron ore prices. Canada’s Empire Company Limited, owner of Sobeys and Safeways supermarket chains, was also a strong contributor over the period. This security, which is not in the benchmark, returned over 50% for the period on rising profits in the wake of a multi-year cost-saving initiative that exceeded expectations. Enel S.p.A., an Italian multi-national energy company, also contributed with a return over 50% for the reporting period.

Q. What were the leading detractors from performance?

A. Stock selection overall was the leading detractor from relative return, negatively impacting returns across several regions for the reporting period. Continental European stock selection results were particularly challenged, especially in the Materials and Consumer Staples sectors. Stock selection results were also particularly negative in Australia, New Zealand & Canada. At the stock level, the primary detractor was an overweight to Covestro AG, a Bayer materials science spinoff which reported a major first-half sales and earnings shortfall in July 2019 due to competitive pressures and uncertainties in major sales markets. China Railway Group Limited, a non-benchmark security, and Methanex Corporation were also leading detractors for the reporting period. The latter reported lower methanol sales in the second quarter over the first quarter due to inventory flows.

Thank you for your investment in QS International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 24, 2019

QS International Equity Fund 2019 Annual Report	5

Fund overview (cont’d)

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2019 were: Nestle SA (2.6%), Roche Holding AG (2.2%), Royal Dutch Shell PLC (1.7%), Unilever NV (1.4%), Novartis AG (1.3%), Diageo PLC (1.3%), Allianz SE (1.2%), ASML Holding NV (1.2%), Novo Nordisk A/S (1.2%) and Rio Tinto PLC (1.1%). Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2019 were: Financials (18.0%), Industrials (12.6%), Consumer Staples (12.0%), Consumer Discretionary (11.4%) and Health Care (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS International Equity Fund 2019 Annual Report

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[i]i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 426 funds for the six-month period and among the 415 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS International Equity Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS International Equity Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.27%	$1,000.00	$997.30	1.27%	$6.36	Class A	5.00%	$1,000.00	$1,018.70	1.27%	$6.43
Class A2	-0.34	1,000.00	996.60	1.52	7.61	Class A2	5.00	1,000.00	1,017.45	1.52	7.69
Class C	-0.54	1,000.00	994.60	1.90	9.50	Class C	5.00	1,000.00	1,015.54	1.90	9.60
Class FI	-0.26	1,000.00	997.40	1.27	6.36	Class FI	5.00	1,000.00	1,018.70	1.27	6.43
Class R	-0.39	1,000.00	996.10	1.55	7.76	Class R	5.00	1,000.00	1,017.30	1.55	7.84
Class I	-0.07	1,000.00	999.30	0.95	4.76	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-0.07	1,000.00	999.30	0.85	4.26	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

QS International Equity Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	QS International Equity Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/19	-5.00%	-5.15%	-5.60%	-5.04%	-5.23%	-4.62%	-4.57%
Five Years Ended 9/30/19	2.75	N/A	1.97	2.71	2.47	3.08	3.18
Ten Years Ended 9/30/19	4.25	N/A	3.47	4.23	3.96	4.60	4.69
Inception* through 9/30/19	—	4.81	—	—	—	—	—

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/19	-10.47%	-10.59%	-6.53%	-5.04%	-5.23%	-4.62%	-4.57%
Five Years Ended 9/30/19	1.55	N/A	1.97	2.71	2.47	3.08	3.18
Ten Years Ended 9/30/19	3.63	N/A	3.47	4.23	3.96	4.60	4.69
Inception* through 9/30/19	—	2.96	—	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (9/30/09 through 9/30/19)	51.60%
Class A2 (Inception date of 5/31/16 through 9/30/19)	16.94
Class C (9/30/09 through 9/30/19)	40.66
Class FI (9/30/09 through 9/30/19)	51.31
Class R (9/30/09 through 9/30/19)	47.43
Class I (9/30/09 through 9/30/19)	56.75
Class IS (9/30/09 through 9/30/19)	58.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, May 31, 2016, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

QS International Equity Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of QS International Equity Fund vs. MSCI EAFE Index† — September 2009 - September 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of QS International Equity Fund on September 30, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2019. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS International Equity Fund 2019 Annual Report

Schedule of investments

September 30, 2019

QS International Equity Fund

Security	Shares	Value
Common Stocks — 98.5%
Communication Services — 7.0%
Diversified Telecommunication Services — 2.6%
China Unicom Hong Kong Ltd.	776,000	$820,438	(a)
Deutsche Telekom AG, Registered Shares	82,000	1,376,576	(a)
KT Corp., ADR	41,420	468,460
Nippon Telegraph & Telephone Corp.	38,835	1,857,428	(a)
Telefonica SA	75,000	572,696	(a)
Telstra Corp. Ltd.	249,434	591,726	(a)
Total Diversified Telecommunication Services		5,687,324
Entertainment — 0.5%
Vivendi SA	35,000	961,182	(a)
Interactive Media & Services — 0.7%
Auto Trader Group PLC	110,000	689,658	(a)
Rightmove PLC	111,702	756,072	(a)
Total Interactive Media & Services		1,445,730
Media — 0.5%
Eutelsat Communications SA	21,090	392,701	(a)
Pearson PLC	80,000	725,198	(a)
Total Media		1,117,899
Wireless Telecommunication Services — 2.7%
KDDI Corp.	53,901	1,408,979	(a)
NTT DOCOMO Inc.	61,659	1,574,439	(a)
Softbank Corp.	66,400	899,267	(a)
SoftBank Group Corp.	16,736	657,342	(a)
Vodafone Group PLC	676,597	1,347,437	(a)
Total Wireless Telecommunication Services		5,887,464
Total Communication Services		15,099,599
Consumer Discretionary — 11.0%
Auto Components — 1.5%
Cie Generale des Etablissements Michelin SCA	8,452	944,511	(a)
Magna International Inc.	14,815	789,701
NGK Spark Plug Co. Ltd.	27,200	522,011	(a)
Stanley Electric Co. Ltd.	35,563	947,806	(a)
Total Auto Components		3,204,029
Automobiles — 2.5%
Honda Motor Co. Ltd.	52,937	1,378,169	(a)
Isuzu Motors Ltd.	64,700	718,037	(a)
Nissan Motor Co. Ltd.	101,622	636,338	(a)

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	13

Schedule of investments (cont’d)

September 30, 2019

QS International Equity Fund

Security	Shares	Value
Automobiles — continued
Peugeot SA	40,623	$1,014,597	(a)
Toyota Motor Corp.	26,089	1,749,899	(a)
Total Automobiles		5,497,040
Hotels, Restaurants & Leisure — 1.4%
Aristocrat Leisure Ltd.	37,000	767,239	(a)
Melco Resorts & Entertainment Ltd., ADR	27,000	524,070
Sodexo SA	8,176	918,444	(a)
Wynn Macau Ltd.	422,800	831,273	(a)
Total Hotels, Restaurants & Leisure		3,041,026
Household Durables — 1.6%
Berkeley Group Holdings PLC	13,000	667,964	(a)
Sekisui House Ltd.	40,845	806,182	(a)
Sony Corp.	33,542	1,970,945	(a)
Total Household Durables		3,445,091
Leisure Products — 0.5%
Bandai Namco Holdings	16,600	1,034,181	(a)
Multiline Retail — 0.7%
Marui Group Co. Ltd.	30,000	636,108	(a)
Next PLC	13,308	1,012,239	(a)
Total Multiline Retail		1,648,347
Specialty Retail — 0.5%
Hennes & Mauritz AB, Class B Shares	40,000	776,266	(a)
Mr Price Group Ltd.	40,617	424,669	(a)
Total Specialty Retail		1,200,935
Textiles, Apparel & Luxury Goods — 2.3%
adidas AG	6,025	1,875,116	(a)
Burberry Group PLC	34,105	912,214	(a)
Gildan Activewear Inc.	20,300	720,464
LVMH Moet Hennessy Louis Vuitton SE	2,148	855,053	(a)
Pandora A/S	14,000	562,618	(a)
Total Textiles, Apparel & Luxury Goods		4,925,465
Total Consumer Discretionary		23,996,114
Consumer Staples — 12.0%
Beverages — 3.0%
Anheuser-Busch InBev SA/NV	6,876	654,595	(a)
Asahi Group Holdings Ltd.	24,418	1,208,911	(a)
Coca-Cola European Partners PLC	18,154	1,006,639
Coca-Cola HBC AG, Class DI Shares	25,824	843,629	*(a)
Diageo PLC	66,785	2,732,853	(a)
Total Beverages		6,446,627

See Notes to Financial Statements.

14	QS International Equity Fund 2019 Annual Report

QS International Equity Fund

Security	Shares	Value
Food & Staples Retailing — 1.8%
Empire Co. Ltd., Class A Shares	33,400	$904,297
Koninklijke Ahold Delhaize NV	52,768	1,320,015	(a)
Seven & i Holdings Co. Ltd.	28,000	1,074,495	(a)
Sundrug Co. Ltd.	20,400	641,778	(a)
Total Food & Staples Retailing		3,940,585
Food Products — 3.3%
Associated British Foods PLC	25,000	707,793	(a)
Nestle SA, Registered Shares	53,000	5,749,127	(a)
Tate & Lyle PLC	83,968	760,325	(a)
Total Food Products		7,217,245
Household Products — 0.4%
Essity AB, Class B Shares	28,000	816,972	(a)
Personal Products — 1.3%
Unilever NV, CVA	49,000	2,944,316	(a)
Tobacco — 2.2%
British American Tobacco PLC	50,000	1,848,581	(a)
Imperial Brands PLC	39,217	880,970	(a)
Japan Tobacco Inc.	37,900	830,499	(a)
KT&G Corp.	6,000	529,671	(a)
Swedish Match AB	16,103	666,142	(a)
Total Tobacco		4,755,863
Total Consumer Staples		26,121,608
Energy — 5.6%
Energy Equipment & Services — 0.2%
Tenaris SA	41,442	439,682	(a)
Oil, Gas & Consumable Fuels — 5.4%
BP PLC	247,588	1,565,400	(a)
Eni SpA	79,528	1,214,607	(a)
Imperial Oil Ltd.	20,700	539,042
Origin Energy Ltd.	106,578	576,729	(a)
Repsol SA	83,466	1,301,921	(a)
Royal Dutch Shell PLC, Class A Shares	125,732	3,675,466	(a)
Royal Dutch Shell PLC, Class B Shares	33,923	996,558	(a)
Santos Ltd.	148,238	777,169	(a)
Total SA	19,470	1,013,606	(a)
Total Oil, Gas & Consumable Fuels		11,660,498
Total Energy		12,100,180
Financials — 18.0%
Banks — 8.8%
Banco Bilbao Vizcaya Argentaria SA	258,922	1,350,878	(a)

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	15

Schedule of investments (cont’d)

September 30, 2019

QS International Equity Fund

Security	Shares	Value
Banks — continued
Banco Santander SA	150,577	$613,991	(a)
Bank Leumi Le-Israel BM	150,000	1,067,689	(a)
Bank of Ireland Group PLC	130,000	516,680	(a)
Bankinter SA	73,859	466,958	(a)
BNP Paribas SA	32,875	1,602,879	(a)
BOC Hong Kong Holdings Ltd.	175,000	597,137	(a)
CaixaBank SA	297,128	781,495	(a)
Danske Bank A/S	31,381	436,875	(a)
Erste Group Bank AG	20,000	662,116	*(a)
Grupo Financiero Banorte SAB de CV, Class O Shares	103,300	556,754
HSBC Holdings PLC	235,258	1,805,063	(a)
ING Groep NV	128,530	1,347,332	(a)
KBC Group NV	9,018	586,829	(a)
Lloyds Banking Group PLC	1,922,227	1,281,889	(a)
Mitsubishi UFJ Financial Group Inc.	253,154	1,290,246	(a)
Mizuho Financial Group Inc.	717,000	1,102,414	(a)
Raiffeisen Bank International AG	20,246	470,600	(a)
Resona Holdings Inc.	139,000	598,671	(a)
Royal Bank of Canada	7,500	608,390
Skandinaviska Enskilda Banken AB, Class A Shares	86,561	796,219	(a)
Westpac Banking Corp.	30,644	613,789	(a)
Total Banks		19,154,894
Capital Markets — 0.7%
Intermediate Capital Group PLC	30,084	537,906	(a)
Quilter PLC	325,000	544,741	(a)
UBS Group AG, Registered Shares	32,100	364,918	*(a)
Total Capital Markets		1,447,565
Insurance — 8.5%
Aegon NV	137,384	571,333	(a)
Ageas	18,441	1,023,372	(a)
AIA Group Ltd.	122,800	1,152,252	(a)
Allianz SE, Registered Shares	11,345	2,645,607	(a)
ASR Nederland NV	15,852	585,768	(a)
Aviva PLC	150,115	736,179	(a)
AXA SA	67,840	1,734,022	(a)
Baloise Holding AG, Registered Shares	3,700	663,183	(a)
Japan Post Holdings Co. Ltd.	93,800	866,244	(a)
Legal & General Group PLC	282,752	863,341	(a)
Manulife Financial Corp.	45,500	834,547
MS&AD Insurance Group Holdings Inc.	34,517	1,122,914	(a)

See Notes to Financial Statements.

16	QS International Equity Fund 2019 Annual Report

QS International Equity Fund

Security	Shares	Value
Insurance — continued
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	6,132	$1,586,487	(a)
Prudential PLC	50,000	908,048	(a)
Sompo Holdings Inc.	37,722	1,586,086	(a)
Zurich Insurance Group AG	4,157	1,590,698	(a)
Total Insurance		18,470,081
Total Financials		39,072,540
Health Care — 11.0%
Health Care Equipment & Supplies — 0.5%
Koninklijke Philips NV	25,000	1,158,868	(a)
Health Care Providers & Services — 0.5%
Suzuken Co. Ltd.	21,062	1,136,582	(a)
Life Sciences Tools & Services — 0.6%
ICON PLC	9,227	1,359,506	*
Pharmaceuticals — 9.4%
Astellas Pharma Inc.	41,327	590,628	(a)
AstraZeneca PLC	8,086	718,560	(a)
Bausch Health Cos Inc.	18,700	407,918	*
Chugai Pharmaceutical Co. Ltd.	10,000	779,552	(a)
GlaxoSmithKline PLC	78,000	1,669,637	(a)
Hikma Pharmaceuticals PLC	25,011	676,413	(a)
Merck KGaA	6,000	676,100	(a)
Novartis AG, Registered Shares	31,941	2,772,967	(a)
Novo Nordisk A/S, Class B Shares	50,065	2,585,108	(a)
Ono Pharmaceutical Co. Ltd.	28,900	525,594	(a)
Roche Holding AG	16,351	4,768,362	(a)
Sanofi	24,000	2,225,484	(a)
Santen Pharmaceutical Co. Ltd.	49,100	856,621	(a)
Shionogi & Co. Ltd.	19,451	1,085,191	(a)
Total Pharmaceuticals		20,338,135
Total Health Care		23,993,091
Industrials — 12.6%
Aerospace & Defense — 0.6%
Safran SA	9,000	1,418,772	(a)
Airlines — 0.3%
Qantas Airways Ltd.	150,229	638,821	(a)
Building Products — 0.5%
LIXIL Group Corp.	56,600	995,254	(a)
Construction & Engineering — 2.8%
China Railway Group Ltd., Class H Shares	1,175,000	715,763	(a)

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	17

Schedule of investments (cont’d)

September 30, 2019

QS International Equity Fund

Security	Shares	Value
Construction & Engineering — continued
Eiffage SA	9,754	$1,011,894	(a)
HOCHTIEF AG	4,277	487,139	(a)
Kajima Corp.	40,130	529,317	(a)
Koninklijke Volkerwessels NV	26,084	461,930	(a)
Obayashi Corp.	146,072	1,462,095	(a)
Skanska AB, Class B Shares	28,179	571,102	(a)
Taisei Corp.	23,221	904,118	(a)
Total Construction & Engineering		6,143,358
Industrial Conglomerates — 1.0%
CK Hutchison Holdings Ltd.	150,000	1,318,708	(a)
Siemens AG, Registered Shares	7,553	809,406	(a)
Total Industrial Conglomerates		2,128,114
Machinery — 1.1%
Aalberts NV	17,986	713,528	(a)
Amada Holdings Co. Ltd.	60,000	651,279	(a)
Atlas Copco AB, Class A Shares	30,000	923,567	(a)
Total Machinery		2,288,374
Marine — 0.4%
A.P. Moller - Maersk A/S, Class B Shares	746	845,801	(a)
Professional Services — 1.3%
Adecco Group AG, Registered Shares	11,637	643,677	(a)
Bureau Veritas SA	26,000	626,946	(a)
Wolters Kluwer NV	22,625	1,652,455	(a)
Total Professional Services		2,923,078
Trading Companies & Distributors — 4.2%
AerCap Holdings NV	11,200	613,200	*
Ashtead Group PLC	35,370	984,214	(a)
ITOCHU Corp.	67,439	1,397,983	(a)
Marubeni Corp.	138,298	923,078	(a)
Mitsubishi Corp.	70,145	1,727,292	(a)
Mitsui & Co. Ltd.	69,199	1,137,016	(a)
Sojitz Corp.	201,200	626,298	(a)
Sumitomo Corp.	68,799	1,079,267	(a)
Toyota Tsusho Corp.	21,900	710,211	(a)
Total Trading Companies & Distributors		9,198,559
Transportation Infrastructure — 0.4%
Kamigumi Co. Ltd.	36,800	833,682	(a)
Total Industrials		27,413,813

See Notes to Financial Statements.

18	QS International Equity Fund 2019 Annual Report

QS International Equity Fund

Security	Shares	Value
Information Technology — 6.8%
Communications Equipment — 0.5%
Telefonaktiebolaget LM Ericsson, Class B Shares	137,847	$1,101,760	(a)
Electronic Equipment, Instruments & Components — 0.2%
Nippon Electric Glass Co. Ltd.	16,346	366,233	(a)
IT Services — 0.9%
Capgemini SE	9,998	1,179,327	(a)
Wirecard AG	5,000	799,069	(a)
Total IT Services		1,978,396
Semiconductors & Semiconductor Equipment — 2.6%
ASML Holding NV	10,622	2,636,400	(a)
NXP Semiconductors NV	13,800	1,505,856
Renesas Electronics Corp.	132,400	861,051	*(a)
United Microelectronics Corp.	1,504,000	651,619	(a)
Total Semiconductors & Semiconductor Equipment		5,654,926
Software — 1.6%
Check Point Software Technologies Ltd.	10,516	1,151,502	*
Open Text Corp.	11,000	448,685
SAP SE	8,035	944,630	(a)
SimCorp A/S	9,418	827,526	(a)
Total Software		3,372,343
Technology Hardware, Storage & Peripherals — 1.0%
Brother Industries Ltd.	39,300	717,253	(a)
Lite-On Technology Corp.	424,000	672,591	(a)
Logitech International SA, Registered Shares	20,185	819,874	(a)
Total Technology Hardware, Storage & Peripherals		2,209,718
Total Information Technology		14,683,376
Materials — 6.6%
Chemicals — 1.5%
China BlueChemical Ltd., Class H Shares	2,410,000	581,501	(a)
Covestro AG	11,000	544,297	(a)
Daicel Corp.	65,346	555,973	(a)
Methanex Corp.	10,128	359,375
Nitto Denko Corp.	10,300	499,215	(a)
Solvay SA	8,058	835,534	(a)
Total Chemicals		3,375,895
Construction Materials — 1.1%
Anhui Conch Cement Co. Ltd., Class H Shares	95,000	566,645	(a)
LafargeHolcim Ltd., Registered Shares	20,863	1,028,202	*(a)
Taiheiyo Cement Corp.	26,700	717,765	(a)
Total Construction Materials		2,312,612

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	19

Schedule of investments (cont’d)

September 30, 2019

QS International Equity Fund

Security	Shares	Value
Metals & Mining — 3.0%
BHP Group Ltd.	33,750	$835,566	(a)
BHP Group PLC	37,752	807,399	(a)
BlueScope Steel Ltd.	57,438	466,070	(a)
Glencore PLC	300,000	903,827	*(a)
Jindal Steel & Power Ltd.	303,795	444,218	*(a)
Rio Tinto PLC	45,053	2,340,145	(a)
South32 Ltd.	373,292	663,380	(a)
Total Metals & Mining		6,460,605
Paper & Forest Products — 1.0%
Oji Holdings Corp.	137,267	644,267	(a)
UPM-Kymmene oyj	54,078	1,600,317	(a)
Total Paper & Forest Products		2,244,584
Total Materials		14,393,696
Real Estate — 4.0%
Equity Real Estate Investment Trusts (REITs) — 0.7%
Klepierre SA	19,615	666,066	(a)
Segro PLC	91,112	908,322	(a)
Total Equity Real Estate Investment Trusts (REITs)		1,574,388
Real Estate Management & Development — 3.3%
CapitaLand Ltd.	381,000	975,888	(a)
China Overseas Land & Investment Ltd.	240,000	759,238	(a)
Daito Trust Construction Co. Ltd.	6,500	833,358	(a)
PSP Swiss Property AG, Registered Shares	7,617	966,963	(a)
Swire Pacific Ltd., Class A Shares	80,000	745,524	(a)
TAG Immobilien AG	30,890	704,876	*(a)
Vonovia SE	23,848	1,209,754	(a)
Wheelock & Co. Ltd.	159,558	909,456	(a)
Total Real Estate Management & Development		7,105,057
Total Real Estate		8,679,445
Utilities — 3.9%
Electric Utilities — 2.0%
Chubu Electric Power Co. Inc.	57,572	833,868	(a)
Endesa SA	48,833	1,284,733	(a)
Enel SpA	236,020	1,763,514	(a)
Tohoku Electric Power Co. Inc.	49,100	480,448	(a)
Total Electric Utilities		4,362,563
Multi-Utilities — 1.5%
Engie SA	74,092	1,210,504	(a)

See Notes to Financial Statements.

20	QS International Equity Fund 2019 Annual Report

QS International Equity Fund

Security		Shares	Value
Multi-Utilities — continued
RWE AG		32,324	$1,011,394	(a)
Veolia Environnement SA		36,254	919,713	(a)
Total Multi-Utilities			3,141,611
Water Utilities — 0.4%
United Utilities Group PLC		86,889	881,933	(a)
Total Utilities			8,386,107
Total Common Stocks (Cost — $208,284,484)			213,939,569

	Rate
Preferred Stocks — 0.4%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Porsche Automobil Holding SE (Cost — $750,900)	2.210%	12,000	780,676	(a)
Total Investments before Short-Term Investments (Cost — $209,035,384)			214,720,245
Short-Term Investments — 0.3%
Invesco Treasury Portfolio, Institutional Class
(Cost — $706,090)	1.940%	706,090	706,090
Total Investments — 99.2% (Cost — $209,741,474)			215,426,335
Other Assets in Excess of Liabilities — 0.8%			1,676,161
Total Net Assets — 100.0%			$217,102,496

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:

ADR — American Depositary Receipts

CVA — Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	21

Schedule of investments (cont’d)

September 30, 2019

QS International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	23.9%
United Kingdom	14.1
Switzerland	9.8
France	8.7
Netherlands	7.7
Germany	7.2
Australia	4.2
Spain	3.0
Sweden	2.6
Denmark	2.4
Canada	2.4
Hong Kong	2.2
China	1.9
Belgium	1.4
Italy	1.4
Ireland	1.2
Israel	1.0
Finland	0.7
Taiwan	0.6
Austria	0.5
South Korea	0.5
Singapore	0.5
Macau	0.4
Jordan	0.3
Mexico	0.3
India	0.2
Luxembourg	0.2
South Africa	0.2
United States	0.2
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2019 and are subject to change.

See Notes to Financial Statements.

22	QS International Equity Fund 2019 Annual Report

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost — $209,741,474)	$215,426,335
Foreign currency, at value (Cost — $710,900)	706,385
Dividends and interest receivable	1,431,892
Receivable for Fund shares sold	52,855
Other assets	138,921
Prepaid expenses	43,149
Total Assets	217,799,537

Liabilities:
Payable for Fund shares repurchased	341,335
Trustees’ fees payable	144,965
Investment management fee payable	100,605
Service and/or distribution fees payable	15,533
Accrued expenses	94,603
Total Liabilities	697,041
Total Net Assets	$217,102,496

Net Assets:
Par value (Note 7)	$141
Paid-in capital in excess of par value	206,776,047
Total distributable earnings (loss)	10,326,308
Total Net Assets	$217,102,496

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2019

Net Assets:
Class A	$28,030,961
Class A2	$1,188,854
Class C	$7,971,127
Class FI	$4,825,738
Class R	$4,228,054
Class I	$25,660,420
Class IS	$145,197,342

Shares Outstanding:
Class A	1,885,919
Class A2	80,540
Class C	535,083
Class FI	311,812
Class R	274,938
Class I	1,656,993
Class IS	9,391,532

Net Asset Value:
Class A (and redemption price)	$14.86
Class A2 (and redemption price)	$14.76
Class C*	$14.90
Class FI (and redemption price)	$15.48
Class R (and redemption price)	$15.38
Class I (and redemption price)	$15.49
Class IS (and redemption price)	$15.46

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.77
Class A2 (based on maximum initial sales charge of 5.75%)	$15.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	QS International Equity Fund 2019 Annual Report

Statement of operations

For the Year Ended September 30, 2019

Investment Income:

Dividends	$9,046,708
Interest	64,075
Less: Foreign taxes withheld	(816,525)
Total Investment Income	8,294,258

Expenses:
Investment management fee (Note 2)	1,861,919
Service and/or distribution fees (Notes 2 and 5)	285,177
Registration fees	112,338
Transfer agent fees (Note 5)	103,191
Fund accounting fees	82,309
Audit and tax fees	55,307
Trustees’ fees	39,961
Legal fees	39,133
Fees recaptured by investment manager (Note 2)	38,849
Custody fees	21,546
Shareholder reports	10,659
Insurance	4,807
Interest expense	1,626
Miscellaneous expenses	45,179
Total Expenses	2,702,001
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(196,300)
Net Expenses	2,505,701
Net Investment Income	5,788,557

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	4,619,288
Foreign currency transactions	(29,063)
Net Realized Gain	4,590,225
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(24,297,947)
Foreign currencies	(19,515)
Change in Net Unrealized Appreciation (Depreciation)	(24,317,462)
Net Loss on Investments and Foreign Currency Transactions	(19,727,237)
Decrease in Net Assets From Operations	$(13,938,680)

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$5,788,557	$6,637,775
Net realized gain	4,590,225	13,487,934
Change in net unrealized appreciation (depreciation)	(24,317,462)	(18,920,987)
Increase (Decrease) in Net Assets From Operations	(13,938,680)	1,204,722

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(7,500,011)	(8,000,010)
Decrease in Net Assets From Distributions to Shareholders	(7,500,011)	(8,000,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	70,182,792	32,589,241
Reinvestment of distributions	7,187,175	7,595,956
Cost of shares repurchased	(137,066,451)	(38,915,724)
Increase (Decrease) in Net Assets From Fund Share Transactions	(59,696,484)	1,269,473
Decrease in Net Assets	(81,135,175)	(5,525,815)

Net Assets:
Beginning of year	298,237,671	303,763,486
End of year(b)	$217,102,496	$298,237,671

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended September 30, 2018, distributions from net investment income were $8,000,010.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $5,648,179.

See Notes to Financial Statements.

26	QS International Equity Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.03	$16.43	$13.98	$13.69	$14.50

Income (loss) from operations:
Net investment income	0.36	0.31	0.26	0.24	0.27
Net realized and unrealized gain (loss)	(1.18)	(0.29)	2.50	0.33	(0.81)
Total income (loss) from operations	(0.82)	0.02	2.76	0.57	(0.54)

Less distributions from:
Net investment income	(0.35)	(0.42)	(0.31)	(0.28)	(0.27)
Total distributions	(0.35)	(0.42)	(0.31)	(0.28)	(0.27)

Net asset value, end of year	$14.86	$16.03	$16.43	$13.98	$13.69
Total return[2]	(5.00)%	0.10%	20.16%	4.09%	(3.72)%

Net assets, end of year (000s)	$28,031	$11,678	$12,308	$7,442	$8,391

Ratios to average net assets:
Gross expenses	1.36%[3]	1.34%[3]	1.24%	1.28%[3]	1.28%[3]
Net expenses[4]	1.27 [3,5]	1.29 [3,5]	1.20 [5]	1.28 [3]	1.28 [3,5]
Net investment income	2.46	1.90	1.76	1.76	1.87

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%.

This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2019	2018	2017	2016[2]

Net asset value, beginning of year	$15.94	$16.35	$13.98	$13.60

Income (loss) from operations:
Net investment income	0.30	0.33	0.28	0.09
Net realized and unrealized gain (loss)	(1.14)	(0.34)	2.45	0.29
Total income (loss) from operations	(0.84)	(0.01)	2.73	0.38

Less distributions from:
Net investment income	(0.34)	(0.40)	(0.36)	—
Total distributions	(0.34)	(0.40)	(0.36)	—

Net asset value, end of year	$14.76	$15.94	$16.35	$13.98
Total return[3]	(5.15)%	(0.10)%	20.06%	2.79%

Net assets, end of year (000s)	$1,189	$1,098	$428	$123

Ratios to average net assets:
Gross expenses	1.58%[4]	1.57%[4]	1.47%	1.13%[5]
Net expenses[6]	1.48 [4,7]	1.50 [4,7]	1.43 [7]	1.13 [5]
Net investment income	2.07	2.02	1.88	2.06 [5]

Portfolio turnover rate	50%	27%	49%[8]	71%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended September 30, 2016.

See Notes to Financial Statements.

28	QS International Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.02	$16.40	$13.94	$13.61	$14.43

Income (loss) from operations:
Net investment income	0.18	0.18	0.13	0.14	0.15
Net realized and unrealized gain (loss)	(1.08)	(0.29)	2.51	0.32	(0.79)
Total income (loss) from operations	(0.90)	(0.11)	2.64	0.46	(0.64)

Less distributions from:
Net investment income	(0.22)	(0.27)	(0.18)	(0.13)	(0.18)
Total distributions	(0.22)	(0.27)	(0.18)	(0.13)	(0.18)

Net asset value, end of year	$14.90	$16.02	$16.40	$13.94	$13.61
Total return[2]	(5.60)%	(0.72)%	19.17%	3.36%	(4.50)%

Net assets, end of year (000s)	$7,971	$31,696	$38,169	$40,766	$47,999

Ratios to average net assets:
Gross expenses[3]	2.11%	2.10%	2.12%	2.11%	2.11%
Net expenses[3,4,5]	2.00	2.05	2.05	2.05	2.09
Net investment income	1.25	1.08	0.88	1.03	1.03

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.65	$17.05	$14.50	$14.16	$15.00

Income (loss) from operations:
Net investment income	0.32	0.30	0.26	0.24	0.28
Net realized and unrealized gain (loss)	(1.17)	(0.28)	2.59	0.34	(0.85)
Total income (loss) from operations	(0.85)	0.02	2.85	0.58	(0.57)

Less distributions from:
Net investment income	(0.32)	(0.42)	(0.30)	(0.24)	(0.27)
Total distributions	(0.32)	(0.42)	(0.30)	(0.24)	(0.27)

Net asset value, end of year	$15.48	$16.65	$17.05	$14.50	$14.16
Total return[2]	(5.04)%	0.08%	20.12%	4.06%	(3.78)%

Net assets, end of year (000s)	$4,826	$6,540	$8,469	$6,542	$7,804

Ratios to average net assets:
Gross expenses[3]	1.38%	1.35%	1.33%	1.31%	1.36%
Net expenses[3,4,5]	1.28	1.30	1.28	1.29	1.34
Net investment income	2.12	1.74	1.69	1.72	1.82

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS International Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.57	$17.00	$14.47	$14.17	$14.96

Income (loss) from operations:
Net investment income	0.29	0.31	0.28	0.22	0.28
Net realized and unrealized gain (loss)	(1.18)	(0.33)	2.53	0.32	(0.88)
Total income (loss) from operations	(0.89)	(0.02)	2.81	0.54	(0.60)

Less distributions from:
Net investment income	(0.30)	(0.41)	(0.28)	(0.24)	(0.19)
Total distributions	(0.30)	(0.41)	(0.28)	(0.24)	(0.19)

Net asset value, end of year	$15.38	$16.57	$17.00	$14.47	$14.17
Total return[2]	(5.23)%	(0.14)%	19.79%	3.83%	(4.03)%

Net assets, end of year (000s)	$4,228	$4,971	$3,228	$539	$475

Ratios to average net assets:
Gross expenses[3]	1.64%	1.65%	1.64%	1.68%	1.62%
Net expenses[3,4,5]	1.55	1.55	1.54	1.55	1.59
Net investment income	1.93	1.80	1.76	1.58	1.84

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.68	$17.06	$14.52	$14.18	$15.00

Income (loss) from operations:
Net investment income	0.39	0.39	0.31	0.31	0.34
Net realized and unrealized gain (loss)	(1.19)	(0.32)	2.58	0.33	(0.85)
Total income (loss) from operations	(0.80)	0.07	2.89	0.64	(0.51)

Less distributions from:
Net investment income	(0.39)	(0.45)	(0.35)	(0.30)	(0.31)
Total distributions	(0.39)	(0.45)	(0.35)	(0.30)	(0.31)

Net asset value, end of year	$15.49	$16.68	$17.06	$14.52	$14.18
Total return[2]	(4.62)%	0.41%	20.44%	4.54%	(3.47)%

Net assets, end of year (000s)	$25,660	$26,068	$23,554	$22,455	$20,100

Ratios to average net assets:
Gross expenses	1.05%[3]	1.03%	1.02%	0.97%	0.96%
Net expenses[4]	0.95 [3,5]	0.95 [5]	0.95 [5]	0.95 [5]	0.96
Net investment income	2.58	2.27	2.01	2.19	2.22

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS International Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.66	$17.04	$14.50	$14.16	$14.98

Income (loss) from operations:
Net investment income	0.37	0.40	0.32	0.31	0.34
Net realized and unrealized gain (loss)	(1.16)	(0.31)	2.59	0.34	(0.84)
Total income (loss) from operations	(0.79)	0.09	2.91	0.65	(0.50)

Less distributions from:
Net investment income	(0.41)	(0.47)	(0.37)	(0.31)	(0.32)
Total distributions	(0.41)	(0.47)	(0.37)	(0.31)	(0.32)

Net asset value, end of year	$15.46	$16.66	$17.04	$14.50	$14.16
Total return[2]	(4.57)%	0.50%	20.59%	4.63%	(3.37)%

Net assets, end of year (millions)	$145	$216	$218	$287	$252

Ratios to average net assets:
Gross expenses	0.92%[3]	0.90%[3]	0.89%[3]	0.87%	0.86%
Net expenses[4,5]	0.85 [3]	0.85 [3]	0.85 [3]	0.85	0.86
Net investment income	2.43	2.32	2.10	2.23	2.24

Portfolio turnover rate	50%	27%	49%[6]	71%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of the total annual fund operating expenses for Class I shares.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2019 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

34	QS International Equity Fund 2019 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS International Equity Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$468,460	$14,631,139	—	$15,099,599
Consumer Discretionary	2,034,235	21,961,879	—	23,996,114
Consumer Staples	1,910,936	24,210,672	—	26,121,608
Energy	539,042	11,561,138	—	12,100,180
Financials	1,999,691	37,072,849	—	39,072,540
Health Care	1,767,424	22,225,667	—	23,993,091
Industrials	613,200	26,800,613	—	27,413,813
Information Technology	3,106,043	11,577,333	—	14,683,376
Materials	359,375	14,034,321	—	14,393,696
Other Common Stocks	—	17,065,552	—	17,065,552
Preferred Stocks	—	780,676	—	780,676
Total Long-Term Investments	12,798,406	201,921,839	—	214,720,245
Short-Term Investments†	706,090	—	—	706,090
Total Investments	$13,504,496	$201,921,839	—	$215,426,335

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

36	QS International Equity Fund 2019 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

QS International Equity Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors monthly an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

38	QS International Equity Fund 2019 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended September 30, 2019, fees waived and/or expenses reimbursed amounted to $196,300.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2020	—	—	—	—	$406	$14,551	$97,377
Expires September 30, 2021	—	—	$9,874	$2,834	4,516	19,902	113,587
Expires September 30, 2022	$17,482	$1,134	20,986	4,773	4,227	24,980	122,663
Total fee waivers/expense reimbursements subject to recapture	$17,482	$1,134	$30,860	$7,607	$9,149	$59,433	$333,627

For the year ended September 30, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
LMPFA recaptured	$5,881	$490	$17,578	$3,469	$611	$1,344	$9,476

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if

QS International Equity Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$150	$2,369	—
CDSCs	—	18	$419

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2019, Legg Mason and its affiliates owned 64% of the Fund.

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 122,371,612
Sales	179,515,732

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$210,581,447	$24,975,662	$(20,130,774)	$4,844,888

4. Derivative instruments and hedging activities

During the year ended September 30, 2019, the Fund did not invest in derivative instruments.

40	QS International Equity Fund 2019 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$45,241		$25,793
Class A2	2,995		4,377
Class C	200,492	†	23,444
Class FI	13,073	†	7,358
Class R	23,376		9,756
Class I	—		30,933
Class IS	—		1,530
Total	$285,177		$103,191

†

Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2019, the service and/or distribution fees reimbursed amounted to $32 and $23 for Class C and Class FI shares, respectively.

For the year ended September 30, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$17,482
Class A2	1,134
Class C	21,018
Class FI	4,796
Class R	4,227
Class I	24,980
Class IS	122,663
Total	$196,300

QS International Equity Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$255,574	$277,541
Class A2	25,846	12,237
Class C	437,336	599,277
Class FI	115,870	241,997
Class R	96,159	98,810
Class I	613,002	649,059
Class IS	5,956,224	6,121,089
Total	$7,500,011	$8,000,010

7. Shares of beneficial interest

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,399,784	$21,158,143	186,340	$3,066,682
Shares issued on reinvestment	17,135	238,863	15,818	254,982
Shares repurchased	(259,596)	(3,813,132)	(222,677)	(3,679,039)
Net increase (decrease)	1,157,323	$17,583,874	(20,519)	$(357,375)

Class A2
Shares sold	35,246	$524,312	65,728	$1,075,153
Shares issued on reinvestment	1,863	25,846	762	12,237
Shares repurchased	(25,431)	(370,787)	(23,809)	(387,490)
Net increase	11,678	$179,371	42,681	$699,900

Class C
Shares sold	120,854	$1,770,658	32,149	$534,845
Shares issued on reinvestment	30,899	433,817	36,815	596,771
Shares repurchased	(1,594,600)	(24,076,238)	(418,616)	(6,852,671)
Net decrease	(1,442,847)	$(21,871,763)	(349,652)	$(5,721,055)

42	QS International Equity Fund 2019 Annual Report

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class FI
Shares sold	44,640	$683,146	191,823	$3,319,498
Shares issued on reinvestment	7,800	113,178	14,239	238,367
Shares repurchased	(133,519)	(2,046,566)	(309,932)	(5,320,852)
Net decrease	(81,079)	$(1,250,242)	(103,870)	$(1,762,987)

Class R
Shares sold	88,895	$1,389,994	148,361	$2,539,432
Shares issued on reinvestment	6,654	96,159	5,917	98,810
Shares repurchased	(120,652)	(1,845,724)	(44,078)	(748,570)
Net increase (decrease)	(25,103)	$(359,571)	110,200	$1,889,672

Class I
Shares sold	414,499	$6,257,576	554,751	$9,464,438
Shares issued on reinvestment	22,313	323,088	16,360	273,700
Shares repurchased	(342,414)	(5,207,392)	(389,144)	(6,629,233)
Net increase	94,398	$1,373,272	181,967	$3,108,905

Class IS
Shares sold	2,498,521	$38,398,963	727,536	$12,589,193
Shares issued on reinvestment	412,195	5,956,224	366,752	6,121,089
Shares repurchased	(6,496,244)	(99,706,612)	(890,067)	(15,297,869)
Net increase (decrease)	(3,585,528)	$(55,351,425)	204,221	$3,412,413

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$7,500,011	$8,000,010

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$4,663,841
Undistributed long-term capital gains — net	867,370
Total undistributed earnings	$5,531,211
Other book/tax temporary differences(a)	(18,978)
Unrealized appreciation (depreciation)(b)	4,814,075
Total accumulated earnings (losses) — net	$10,326,308

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

QS International Equity Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

44	QS International Equity Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS International Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, Maryland

November 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

QS International Equity Fund 2019 Annual Report	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

46	QS International Equity Fund

Independent Trustees† (cont’d)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

QS International Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

48	QS International Equity Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS International Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

50	QS International Equity Fund

Additional Officers (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS International Equity Fund	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

Record date:	12/4/2018
Payable date:	12/6/2018
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Foreign Source Income	89.17	%*
Foreign Taxes Paid Per Share	$0.044965

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

52	QS International Equity Fund

QS

International Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/19 SR19-3731

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $306,746 in September 30, 2018 and $336,010 in September 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2018 and $3,000 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,424 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2018 and $0 in September 30, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $477,227 in September 30, 2018 and $386,151 in September 30, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 21, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 21, 2019